Exhibit 99.1

American company fueling space race, next-gen defense unveils brand identity built on 84 years of engineering excellence. IEH Corporation’s new logo, branding signal renewed commitment to innovation for defense, space and aerospace industries.

BROOKLYN, NY, UNITED STATES, April 30, 2025 /EINPresswire.com/ -- IEH Corporation (IEHC-OTC). The inner workings of electronic systems in demanding environments like aerospace, defense and medical equipment have changed dramatically over the past eight decades. During that time, IEH Corporation has provided innovative, high-performing components for these demanding industries and others. Today IEH provides American-made Hyperboloid connectors (1) and contacts for the exacting electronics required for applications like engine control systems, precision-guided munitions, rockets, launch equipment, torpedoes, military radios, surgical systems and many others.

Today, IEH is proud to unveil a bold new look that reflects the company’s next chapter of innovation and growth. With a modernized logo, updated branding and the new tagline “Enduring Connections,” IEH is building on more than 84 years of trusted performance and pushing toward an even stronger future. Indeed, the opening of the company’s second manufacturing facility in Allentown, Pa., was driven by growing demand for the specialized interconnects that set IEH apart. As industries evolve, IEH is exploring new ways to deliver the same unmatched quality and reliability that its customers have counted on for decades.

“This is the most energizing time in IEH’s history. We’ve invested decades into being ready for this time, when technology advances continuously and industries are pushing boundaries that were never even considered in the not-too-distant past,” said David Offerman, President and CEO of IEH Corporation. “Our signature Hyperboloid connectors are part of the cutting-edge work being done in space, defense and medical projects where electronics have become more specialized and failure is not an option. Over eight-plus decades, we’ve developed a reputation as the go-to company when every detail matters in critical situations. Sales are growing in our defense-related businesses, and the boom in commercial space launches is extremely promising for IEH. We’re excited that our new logo and brand messages reflect our well-earned reputation and our focus on the future.”

IEH designs, develops and manufactures printed circuit board connectors (2) and custom interconnects for high-performance applications. Printed circuit boards are used in nearly all electronic products today, and PCBs are used to connect, or "wire," components to one another in an electronic circuit. All the company's interconnects include the renowned Hyperboloid contact design, an advanced design that satisfies performance requirements previously considered impossible.

Among many other specialized uses, IEH’s Hyperboloid connectors ensure critical healthcare equipment – from diagnostic machines to life-support systems – is fail-proof. When the team developing the International Space Station became concerned about extreme vibrations that could cause problems with precision and reliability, they turned to IEH for customized contacts that could mitigate the risk and function in the intense environment of deep space. And when the military was developing the engine for the F-35 Fighter Jet, the supersonic stealth strike fighter, they needed components that could endure intense heat, heavy shock and extreme vibrations. Again, IEH provided the solution.

History of IEH Corporation

The company began in New York City in 1941, when Louis Offerman and his two sons, Bernard and Seymour, founded a tool and die maker to support the war effort during WWII. Following the war, IEH made transistor and tube sockets for the budding consumer electronics industry. The company later supplied cathode ray tubes to the U.S. television industry, and by the 1960s, IEH was the largest manufacturer of CRT sockets in the world.

In the late 1960s IEH bought a license to manufacture Hyperboloid sockets and started making printed circuit board connectors for the military and aerospace industries. The company has been making these connectors ever since and has expanded its offerings to many other industries. Today IEH is a worldwide leader in Hyperboloid connectors and contacts.

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About IEH Corporation

For more than 80 years under four generations of family management, IEH Corporation has designed, developed and manufactured printed circuit board connectors, custom interconnects and contacts for high-performance applications. With its signature Hyperboloid technology, IEH supplies highly durable, consistently reliable connectors for the most demanding environments. The company markets primarily to companies in defense, aerospace, medical, space and industrial applications in the United States, Canada, Europe, Southeast and Central Asia, and the Middle East. The company was founded in 1941 and is headquartered in Brooklyn, N.Y. In 2022, IEH opened a second manufacturing facility in Allentown, Pa. More information is available at iehcorp.com. (3)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release, and in related comments by the Company’s management, include “forward-looking statements.” All statements, other than statements of historical facts, including, without limitation, statements or expectations regarding our financial condition, statements or expectations regarding our revenues, cash and backlog, expectations regarding future cash requirements, revenue and revenue recovery, including for fiscal year 2026 and beyond, projected timelines for making our Securities and Exchange Commission (“SEC”) filings or successfully preventing our registration from suspension or revocation and expectations regarding our efforts and ability to resolve our inventory accounting issues are forward-looking statements. These statements often include words such as “believe,” “expect,” “estimate,” “plan,” “will,” “may,” “would,” “should,” “could,” or similar expressions, although not all forward-looking statements contain such identifying words. These statements are based on certain assumptions that the Company has made on its current expectations and projections about future events. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and you should not place undue reliance on any forward-looking statements. The Company’s actual performance or results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, as they will depend on many factors about which we are unsure, including many factors beyond our control. Among other items, such factors could include: any claims, investigations or proceedings arising as a result of our past due periodic reports, including changes in the proceedings related to the SEC’s Order Instituting Administrative Proceedings and Notice of Hearing pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended; our ability to remediate our inventory accounting issue; our ability to reduce costs or increase revenue; changes in the macroeconomic environment or in the finances of our customers; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates; our ability to attract and retain key employees and key resources; and other risk factors discussed from time to time in our filings with the SEC, including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on June 14, 2024, and in subsequent reports filed with or furnished to the SEC. Additional information concerning these and other factors can be found in our filings with the SEC. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Except as may be required by applicable law, we do not undertake or intend to update or revise our forward-looking statements, and we assume no obligation to update any forward-looking statements contained in this press release as a result of new information or future events or developments. Thus, you should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. You should carefully review and consider the various disclosures we make in our filings with the SEC that attempt to advise interested parties of the risks, uncertainties and other factors that may affect our business.

Dave Offerman

IEH Corporation

718-492-4448 email us here

(1) https://www.iehcorp.com/about/technology

(2) https://www.iehcorp.com/hyperboloid-products

(3) https://www.iehcorp.com/

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